Exhibit 99.3



@NFX – YE14 Update and 2015 Outlook

February 24, 2015

NEWFIELD

Table of Contents

Newfield Exploration – a leading E&P company

Core position in “world class” Anadarko Basin

Large, foundational oil-rich resource base

Demonstrated performance

Financial strength and flexibility

2014 Company highlights

✓ Strong year-over-year discretionary cash flow, production and reserve growth[1]

- Discretionary cash flow +28% to $1.2 bn
- Production +29% to 125 Mboe/d (57% liquids)
- Proved reserves +14% to 645 Mmboe (58% liquids)
- Pre-tax PV-10 +18% to $8.8 bn

4Q14 NET PRODUCTION (Mmboe)	
Oil	5.40
NGLs	2.26
Gas	5.00
TOTAL	12.66

✓ Significant expansion and development of Anadarko Basin

- Production and proved reserves up 114% and 56% vs. 2013
- Leasehold position increased to ~300k net acres
- STACK play 75% production delineated

✓ Continued monetization of non-core assets

- Closed $898 mm sale of Malaysia
- Closed more than $600 mm of domestic asset sales (including Granite Wash)

✓ Maintained strong financial position

- Redeemed $600 mm of Senior Subordinated Notes from asset sale proceeds, reduced leverage
- Mitigated commodity price exposure through hedges (~$800 mm total derivatives portfolio)[2]

[1] Pro forma for asset sale. Please see pro forma reconciliations tables in the Appendix
[2] Based on commodity prices as of February 20, 2015

Demonstrated performance

Pro forma production (Mboe/d)[1]


21% CAGR
85
96
125
2012
2013
2014
Liquids
Gas

Pro forma discretionary cash flow ($bn)[1]


39% CAGR
$0.6
$1.0
$1.2
2012
2013
2014

Pro forma proved reserves[1]


Anadarko
7%
Anadarko
21%
Anadarko
28%

	2012	2013	2014
Total (Mmboe)	512	563	645
% Liquids	50%	56%	58%
% PD	48%	51%	52%
Pre-tax PV-10 ($bn)[2]	$5.1	$7.5	$8.8

[1] Pro forma for asset sales. Please see pro forma reconciliations tables in the Appendix
[2] SEC price deck for oil of $94.84 / $96.82 / $94.98 per barrel and gas of $2.76 / $3.67 / $4.35 per Mmbtu for 2012 / 2013 / 2014

YE 2014 Proved reserves

- Total proved reserves of 645 MMBOE
- Pre-tax PV-10 up 18% y-o-y to $8.8 billion
- Liquids proved reserves up 19% y-o-y to 58%
- 52% of proved reserves are proved developed
- 96% of total proved reserves are domestic with a proved reserve life index of ~14 years[1]

Proved reserves by area



Uinta
32%
Anadarko
28%
Arkoma
18%
Williston
11%
Eagle Ford, 5%
China, 4%
Other, 2%

Proved liquids reserves (Mmboe)



21% CAGR
256
316
377
2012
2013
2014

Note: All growth rates pro forma for asset sales. Please see proforma reconciliations tables in the Appendix
[1] Based on 2014 domestic production, proforma for Granite Wash divestiture

Outperformed in each domestic focus area

Focus Area	2013 Production (MMBOE)	2014 Original Guidance (MMBOE)	2014 Final Production (MMBOE)	Delta Δ (MMBOE)	% Change	Y-o-Y Growth
Anadarko Basin	7.2	14.3	15.4	1.1	8%	114%
Uinta Basin	8.2	8.6	9.4	0.8	9%	14%
Williston Basin	4.4	6.0	6.6	0.6	10%	50%
Eagle Ford	3.0	4.0	4.3	0.3	8%	43%
TOTAL	22.8	32.9	35.7	2.8	9%	57%

2014 Total Domestic Production: 47.9 Mmboe

Summary of 2014 well results

Well Type	# Wells	Avg. Lateral Length	Avg. Gross 30-Day Rate	Avg. Gross 60-Day Rate	Avg. Gross 90-Day Rate
SCOOP Wet Gas SXL	9	7,500’	1,712 BOEPD	1,684 BOEPD	1,598 BOEPD
SCOOP Wet Gas XL	14	4,851’	1,058 BOEPD	1,058 BOEPD	1,040 BOEPD
SCOOP Oil[1]	22	7,761’	1,112 BOEPD	1,113 BOEPD	1,081 BOEPD
STACK[2]	21	9,990’	658 BOEPD	702 BOEPD	639 BOEPD
Uteland Butte SXL	6	9,656’	1,290 BOEPD	1,103 BOEPD	925 BOEPD
Wasatch SXL	5	8,631’	875 BOEPD	1,387 BOEPD	1,024 BOEPD
“NEW” Upper Castle Peak	1	8,763’	981 BOEPD	---	---
Williston Basin[3]	58	9,346’	836 BOEPD	681 BOEPD	607 BOEPD
Eagle Ford SXL	10	9,114’	747 BOEPD	704 BOEPD	672 BOEPD

[1] Includes 21 SCOOP Woodford wells and 1 SCOOP Springer well
[2] 60-day rate includes only 19 wells 90-day rate includes only 16 wells
[3] Includes 44 Middle Bakken wells and 14 Three Forks wells; 60-day rate includes 53 wells and 90-day rate includes 50 wells

Strategy — deliver shareholder value "through-cycle"

2015 Priorities

- High-grade capital investments
- Allocate ~70% of budget to the Anadarko Basin
- Balance capital spending and cash flow
- Drive cost savings and margin expansion
- Preserve strong capital structure and ample liquidity
- Capture "bolt-ons" opportunistically

Attractive investment plan today and tomorrow

2015 Capital budget


China
3%
Uinta
7%
Other
8%
Williston
12%
Anadarko
70%

$1.2 Bn[1]

2015E Production


Other
22%
China
10%
Anadarko
41%
Uinta
15%
Williston
12%

52-55 Mmboe

Pro forma production (Mboe/d)[2]


Liquids
Gas
20% CAGR
85
96
125
146
2012
2013
2014
2015E[3]
+18% 2015 over 2014
+7% Q4'15 over Q4'14

2015 Objectives

Align capital with cash flow

Preserve financial strength

Grow the Anadarko Basin

Enhance margins across legacy asset base

[1] Includes wells operated by others; based on $55/Bbl of oil and $3/Mmbtu of gas
[2] Pro forma for asset sales. Please see pro forma reconciliations tables in the Appendix
[3] 2015E production guidance of 142-151 Mboe/d (129-137 Mboe/d domestic)

Valuable derivatives portfolio (as of 2/20/2015)

2015 Oil derivatives


3-way
Structures
4%
Swaps
13%
Swaps +
Short Puts
83%

$360mm[1] (18.0 Mmbls)

2016 Oil derivatives


3-way
Structures
38%
Swaps +
Short Puts
62%

$250mm[1] (16.3 Mmbls)

Realized oil price sensitivity[2]

NYMEX ($/Bbl)	2015	2016
$55	$75	$70
$60	$80	$75
$65	$85	$80

Newfield's total derivative portfolio is valued at ~$800mm[3]

>80% domestic oil production hedged in 2015 and 2016

[1] Valued using $55 and $60 oil price in 2015 and 2016, respectively
[2] Approximate realized prices for hedged domestic oil production
[3] Includes natural gas derivatives in 2015 – 2016 and oil derivatives in 2015 – 2017

Large, foundational oil-rich resource base

Domestic Areas	Net acres	YE 2014 proved reserves (Mmboe)	Net unrisked drilling resource (Mmboe)[1]	Gross identified potential locations[1]
Anadarko Basin Hz	295,000	181	1,829	5,446
Uinta Basin Hz	65,000	48	744	2,242
Uinta Basin Conventional	160,000	163	217	2,929
Williston Basin Hz	40,000	69	61	460
Arkoma Basin Hz	146,000	113	425	2,727
Other	553,000	48	77	270
Domestic Total	1,259,000	622	3,354	14,074

[1] Drilling locations and resource recovered depend on the availability of capital, regulatory approvals, commodity prices, costs, actual drilling results and other factors. Any drilling activities conducted on these identified locations may not be successful and may not result in additional proved reserves

Focus Areas

Anadarko Basin – "world class" resource

Excellent petroleum system

- Multiple stacked pays with 15+ identified productive horizons
- More than 100 Tcf of gas and 6 Bn Bbls of oil produced to date from the basin
- On Newfield acreage, estimated original hydrocarbons in place upwards of 135 Mmboe per section

Newfield has a deep inventory of economically resilient locations

- ~300k net acres in the fairway
- Nearly 5,500 identified, potential drilling locations (gross) and 2 Bn Boe of net unrisked drilling resource[1]
- 30-40% ROR projected at current prices and costs[2]

Additional upside potential

- Multiple remaining prospective horizons
- Incremental cost savings
- Enhanced returns from continued learnings and progression toward full development



STACK
210,000 net acres
SCOOP
85,000 net acres
KINGFISHER
BLAINE
LOGAN
CUSTER
CANADIAN
OKLAHOMA
CLEVELAND
MCCLAIN
KIOWA
GARVIN
COMANCHE
STEPHENS
TILLMAN
Newfield acreage
Meramec
Woodford

[1] Drilling locations and resource recovered depend on the availability of capital, regulatory approvals, commodity prices, costs, actual drilling results and other factors. Any drilling activities conducted on these identified locations may not be successful and may not result in additional proved reserves

[2] Please see projected single well economics in Appendix on page 23.

Anadarko Basin – excellent petroleum system



Pennsylvanian
Tonkawa Sand
Wade Sand
Medrano Sand
Marchand Sand
1st Deese
2nd Deese
3rd Deese
Hart / 4th Deese
Morrow Sands
Mississippian
Goddard Shale
Springer Sands
Springer Shale
Caney Shale
Scyamore / Meramec
Devonian
Woodford Shale
Silurian
Hunton
Ordovician
Sylvan
Viola
Bromide Sands
Oil Creek Sand
Arbuckle
Oil reservoir
Gas reservoir
NFX drilling activity

- Largest and deepest onshore US basin
- World class source rocks with TOC of 10 to 15%
- 2,000 to 3,000 ft. of stacked resource reservoirs (i.e. Woodford, Sycamore, Caney, Meramec, Springer)
- Regionally sealed (Chester Shale)
- Slow and steady burial in the generating window over 100 mm years
- On Newfield acreage, estimated original hydrocarbons in place upwards of 135 Mmboe per section
- Silica-rich (50 to 65%), low clay content, not ductile
- Significant well control through vertical production across the basin

Anadarko Basin – significant growth engine

Production (Mboe/d)



89% CAGR
5
7
20
42
61
2011
2012
2013
2014
2015E

NFX wells drilled[1]	4	26	41	67	94

Proved reserves (Mmboe)



Liquids
Gas
133% CAGR
14
35
116
181
2011
2012
2013
2014

Anadarko Basin comprises 28% of Newfield's YE14 proved reserves

[1] Reflects Newfield operated wells drilled to total depth in each respective year

SCOOP – "best-in-class" operator

D&C Cost / lateral ft. and drilling days

2015 vs. 2012	
D&C / ft.[1]	(48%)
Days to depth[2]	(34%)



D&C $ / lateral ft.[1]
Days to depth[2]
$2,153
50
$1,847
56
$1,721
50
$1,118
33
2012
2013
2014
2015E

SCOOP development type curve

		Pre-tax Rate-of-Return[4]		
	Current[3]	$65/$4 Flat	$75/$4 Flat	$85/$4 Flat
SCOOP Wet Gas	42%	78%	102%	129%
SCOOP Oil	36%	53%	72%	94%



BOEPD
1,400
1,200
1,000
800
600
400
200
0
0
100
200
300
400
500
600
Days Online
SCOOP Wet Gas
2,000 Mboe
SCOOP Oil
1,200 Mboe

Source: Company data

[1] D&C includes gross drilling, completion, artificial lift and facilities costs. 2012 and 2015E lateral lengths of 5,500' and 7,400'

[2] Reflects drilling days to total depth

[3] Capital and operating cost structure based on today's environment. Please see projected single well economics in Appendix on page 23.

[4] Based on price deck of $55/60/65 per barrel of oil and $3.00/3.50/4.00 per Mmbtu of gas in years 1/2/3 and flat thereafter

STACK – rapidly advancing economics

D&C Cost / lateral ft. and drilling days



D&C $ / lateral ft.[1]
Days to depth[2]
$1,768
37
$1,259
33
$1,122
25
$942
22
2012
2013
2014
2015E

2015 vs. 2012	
D&C / ft.[1]	(47%)
Days to depth[2]	(41%)

STACK type curve



BOEPD
900
800
700
600
500
400
300
200
100
TODAY
PRIOR
0
200
Days Online
400
600
950 Mboe
800 Mboe
"NEW"
Up 20%

	Pre-tax Rate-of-Return[1]			
	Current[2]	$65/$4 Flat	$75/$4 Flat	$85/$4 Flat
STACK	31%	44%	62%	82%

Future upside
Pad drilling
Shared facilities
Optimized spacing/completions

Source: Company data
[1] D&C includes gross drilling, completion, artificial lift and facilities costs. 2012 and 2015E lateral lengths of 6,000' and 9,000'
[2] Reflects drilling days to total depth
[3] Capital and operating cost structure based on today's environment. Please see projected single well economics in Appendix on page 23
[4] Based on price deck of $55/60/65 per barrel of oil and $3.00/3.50/4.00 per Mmbtu of gas in years 1/2/3 and flat thereafter

STACK production delineation continues... IP30 AVG



Scheffler 1H-9X
1641 BOEPD (84% Oil)
John 1H-5X
781 BOEPD (84% Oil)
Currently Drilling
Industry Well
1041 BOEPD (83% Oil)
Stuteville 1H-2E
593 BOEPD (88% Oil)
Industry Well
567 BOEPD (96% Oil)
Rueb 1H-26X
429 BOEPD (91% Oil)
Coffey 1H-27X
550 BOEPD (86% Oil)
Kenneth 1H-30X
910 BOEPD (75% Oil)
Laura 1H-17X
787 BOEPD (78% Oil)
Industry Well
766 BOEPD (31% Oil)
Industry Well
553 BOEPD (22% Oil)
Peters 1H-15X
889 BOEPD (87% Oil)
Meyer 1H-21X
669 BOEPD (81% Oil)
DEWEY
BLAINE
KINGFISHER
CUSTER
CANADIAN
OKLAHOMA
Newfield acreage
Meramec
Woodford

- 75% production delineated
- Recent successes delineate >300 square mile area and have tested MRMC and WDFD boundaries.
- ***NOTE: Recent NFX wells IP30 Average: 805 BOEPD***
  - ***84% oil***

Williston Basin – proven operator

Highlights

- Oil resource play in full development mode
- Demonstrated ability to drive down costs and maximize returns
- Stable oil production with minimal capital investment
- 2015 focus on enhancing margins and minimizing existing base production decline



SASKATCHEWAN
MONTANA
NORTH DAKOTA
WILLIAMS
Westberg
Aquarium
Watford
RICHLAND
Elm Coulee
MCKENZIE
Lost Bear
DUNN

Demonstrated learning curve



Well D&C[1] ($mm)
$16
$12
$8
$4
$0
$12.2
$10.5
$8.8
$7.3
$6.9
$6.3
2011
2012
2013
2014
Q4'2014
YE 2015e
Key improvements
Frac design
Frac operations
Spud to rig release

Resilient single well economics[2]



ROR
80%
60%
40%
20%
0%
34%
52%
73%
$65/$4 Flat
$75/$4 Flat
$85/$4 Flat
Oil ($/Bbl) / gas ($/Mmbtu)

[1] D&C represented for 10,000' lateral
[2] Please see projected single well economics in Appendix on page 23.

Uinta Basin – significant oil resource

Central Basin Type Log


2,000' - Oil Saturated Sandstones, Dolomites, & Limestones
Lower Black Shale
Upper Castle Peak
Lower Castle Peak
Uteland Butte
Upper Wasatch
Middle Wasatch
Lower Wasatch

Uinta Basin

- Proven petroleum system with 2,000' of stacked oil pays
- Prolific source rocks
- Silica and carbonate rich, enhanced fracturing

Uinta Horizontal

- 65k net acres (100% HBP)
- Nearly 750 Mmboe of net unrisked drilling resource[1]
- 16 SXL wells drilled to date with average IP30 of 1,100 Boepd[2]
- Significant improvement in D&C costs
  - Best-in-class Uteland Butte SXL D&C of $10.9mm
  - Completed well costs per lateral foot improving
- New productive horizon: Upper Castle Peak ★


UTAH
Central Basin
Greater Monument Butte Unit (GMBU)
Green River
Natural Buttes
~10 Miles

Uinta Conventional

- GMBU waterflood
- 160k net acres (100% HBP)
- Nearly 220 Mmboe of net unrisked drilling resource[1]
- 2015 focus on improving margins and lowering operating expenses

[1] Drilling locations and resource recovered depend on the availability of capital, regulatory approvals, commodity prices, costs, actual drilling results and other factors. Any drilling activities conducted on these identified locations may not be successful and may not result in additional proved reserves

[2] Initial production rates are subject to decline over time and should not be regarded as reflective of sustained production levels

Appendix

Single well economics – $55/$60/$65 oil

	SCOOP Wet Gas	SCOOP Oil	STACK	Bakken
Lateral length (ft.)	5,900’	8,900’	>9,000’	>9,000’
IP 30 (Boe/d)[1]	1,535	948	835	939
Gross EUR (Mboe)[2]	2,000	1,200	950	680
% Liquids	50%	70%	70%	82%
Gross well costs ($mm)[3]	$7.6	$8.9	$8.5	$6.9
LOE / well / month ($)	$7,700	$7,700	$6,600	$11,900
2015 Average WI	50%	65%	78%	52%
2015 Average NRI	41%	53%	63%	41%
Realizations:				
Oil (% WTI)	90%	90%	90%	78%
Natural Gas (% Henry Hub)	80%	80%	84%	60%
Natural Gas Liquids (% WTI)	35%	35%	40%	36%
Pre-tax IRR[4]	>40%	>35%	>30%	>20%

[1] Initial production rates are subject to decline over time and should not be regarded as reflective of sustained production levels
[2] EUR refers to potential recoverable oil and natural gas hydrocarbon quantities and may not be reflective of proved reserves. Actual quantities that may be recovered could vary significantly
[3] Gross well cost includes gross drilling, completion, artificial lift and facilities costs. Reflects projected service cost reductions consistent with Newfield’s 2015E capital budget
[4] Based on price deck of $55/60/65 per barrel of oil and $3.00/3.50/4.00 per Mmbtu of gas in years 1/2/3 and flat thereafter for the life of the well

2015e Production, cost and expense guidance

	Domestic	China	Total
Production			
Oil (Mmbls)	20.1 – 21.4	5.0	25.1 – 26.4
NGLs (Mmbls)	7.7 – 8.2	--	7.7 – 8.2
Natural Gas (Bcf)	115 – 122	--	115 – 122
Total (Mmboe)	47.0 – 50.0	5.0	52.0 – 55.0
Expenses ($ mm)[1]			
LOE[2]	$278	$72	$350
Transportation	192	--	192
Production & other taxes	71	1	72
		--	
General & administrative (G&A), net[3]	$188	$7	$195
Interest expense	160	--	160
Capitalized interest and direct internal costs	($120)	--	($120)
Tax rate[4]	37%	60%	44%

Note: Based on $55 / $3 commodity prices in 2015 for oil and gas, respectively
[1] Cost and expenses are expected to be within 5% of the estimates above
[2] Total LOE includes recurring, major expense and non E&P operating expenses
[3] Net G&A excludes one time expense of $10mm associated with a 1Q15 reduction in force
[4] Estimated China tax rate reflects a 25% taxation in-country, as well as an additional non-cash U.S. income tax of 35%, due to Newfield's current tax position and its inability to utilize foreign tax credits

1Q15e Production, cost and expense guidance

	Domestic	China	Total
Production			
Oil (Mmbls)	4.8 – 5.0	0.7	5.6 – 5.7
NGLs (Mmbls)	1.8 – 1.9	--	1.8 – 1.9
Natural Gas (Bcf)	29	--	29
Total (Mmboe)	11.4 – 11.8	0.7	12.2 – 12.5
Expenses ($ mm)[1]			
LOE[2]	$71	$12	$84
Transportation	$47	--	$47
Production & other taxes[2]	$18	--	$18
		--	
General & administrative (G&A), net[3]	$44	$2	$46
Interest expense	$40	--	$40
Capitalized interest and direct internal costs	($35)	--	($35)
Tax rate[4]	37%	60%[4]	44%

Note: Based on $55 / $3 commodity prices in 2015 for oil and gas, respectively

[1] Cost and expenses are expected to be within 5% of the estimates above

[2] Total LOE includes recurring, major expense and non E&P operating expenses

[3] 1Q15e net G&A excludes one time expense of $10mm associated with a 1Q15 reduction in force

[4] Estimated China tax rate reflects a 25% taxation in-country, as well as an additional non-cash U.S. income tax of 35%, due to Newfield's current tax position and its inability to utilize foreign tax credits.

Reconciliation of key statistics as adjusted for asset sales

Adjustments for Asset Sales

We have presented certain growth figures net of assets sales. The following tables reflect the impact of asset sales on production and reserves during the periods presented. We believe that by excluding the effects of asset sales when measuring growth, the resulting analysis is a more meaningful representation of the performance of the company's remaining assets. Totals may not sum by plus or minus one due to rounding.

Production (MMBOE)	Year ended December 31, 2012	Year ended December 31, 2013				Year ended December 31, 2014			
	Total Oil Equivalents (MMBOE)	Crude Oil and Condensate (MMBbls)	NGLs (MMBbls)	Natural Gas (Bcf)	Total Oil Equivalents (MMBOE)	Crude Oil and Condensate (MMBbls)	NGLs (MMBbls)	Natural Gas (Bcf)	Total Oil Equivalents (MMBOE)
Production - continuing operations	40.6	14.9	5.2	124.0	40.7	19.0	8.2	126.6	48.4
Production - discontinued operations	9.3	7.6	-	-	7.6	0.8	-	-	0.8
Total consolidated production	49.9	22.5	5.2	124.0	48.3	19.8	8.2	126.6	49.2
Less: production attributable to assets sold:									
Gulf of Mexico	2.4	-	-	-	-	-	-	-	-
Granite Wash	7.3	0.8	1.5	19.8	5.6	0.3	0.8	10.6	2.9
Malaysia - discontinued operations	9.3	7.5	-	0.5	7.6	0.8	-	-	0.8
Total production attributable to assets sold	19.0	8.3	1.5	20.3	13.2	1.1	0.8	10.6	3.7
Consolidated production net of production attributable to assets sold	30.9	14.2	3.7	103.7	35.2	18.7	7.4	116.0	45.5
Domestic		14.2	5.2	124.0	40.0	18.5	8.2	126.6	47.9
China		0.7			0.7	0.5			0.5
Total continuing operations		14.9	5.2	124.0	40.7	19.0	8.2	126.6	48.4

Domestic production (MMBOE)

Year ended December 31,	2013	2014
Domestic production	40.0	47.9
Less: production attributable to assets sold:		
Gulf of Mexico	-	-
Granite Wash	5.6	2.9
Total production attributable to assets sold	5.6	2.9
Domestic production net of production attributable to assets sold	34.4	45.0

Reconciliation of key statistics as adjusted for asset sales

Proved Reserves (MMBOE)	2012	2013				2014			
	Total Oil Equivalents (MMBOE)	Crude Oil and Condensate (MMBbls)	NGLs (MMBbls)	Natural Gas (Bcf)	Total Oil Equivalents (MMBOE)	Crude Oil and Condensate (MMBbls)	NGLs (MMBbls)	Natural Gas (Bcf)	Total Oil Equivalents (MMBOE)
Proved oil and gas reserves, before adjustment for asset sales	566	270	68	1,648	612	301	76	1,607	645
Less: proved oil and gas reserves attributable to assets sold:									
Gulf of Mexico	-	-	-	-	-	-	-	-	-
Malaysia	15	11	-	-	11	-	-	-	-
Granite Wash	40	2	9	160	38	-	-	-	-
Total proved oil and gas reserves attributable to assets sold	55	13	9	160	49	-	-	-	-
Proved oil and gas reserves, net of reserves attributable to sold assets	512	257	59	1,488	563	301	76	1,607	645
Domestic proved oil and gas reserves, before adjustment for asset sales	532	234	68	1,648	576	278	76	1,607	622
Less: proved reserves attributable to Granite Wash and Gulf of Mexico assets:	40	2	9	160	38	-	-	-	-
Domestic proved reserves, net of reserves attributable to asset sales	493	232	59	1,488	539	278	76	1,607	622

Non-GAAP reconciliations

Reconciliation of net cash provided by operating activities to discretionary cash flow net of asset sales:	Year ended December 31,		
	2012	2013	2014
		(in millions)	
Net cash provided by operating activities	$ 1,147	$ 1,445	$ 1,387
Less: operating cash flow attributable to assets sold			
Gulf of Mexico	61	-	(2)
Malaysia	459	331	43
Granite Wash	178	150	76
Total operating cash flow attributable to assets sold	699	481	117
Net cash provided by operating activities, net of operating cash flows attributable to sold assets	448	964	1,270
Net change in working capital	182	(11)	(48)
Discretionary cash flow, net of assets sold	$ 630	$ 953	$ 1,222

Non-GAAP reconciliations (continued)

Pre-tax present value of reserves ("PV-10") is a non-GAAP financial measure and generally differs from the standardized measure of discounted future net cash flows (the most directly comparable measure calculated and presented under U.S. generally accepted accounting principles) because it does not include the effects of income taxes on future net revenues. Neither PV-10 nor the standardized measure represents an estimate of the fair market value of our crude oil and natural gas properties. We and others in the oil and natural gas industry use PV-10 as a measure to compare the relative size and value of provided reserves held by companies without regard to the specific income tax characteristics of such entities. Totals may not sum by plus or minus one due to rounding. The following table shows a reconciliation of PV-10 to the standardized measure both before giving effect to asset sales and after:

Reconciliation of standardized measure of discounted future net cash flows to PV-10 value (before tax) and after asset sales:

	2012	2013	2014
		(in millions)	
Standardized measure of discounted future net cash flows	**$ 4,436**	**$ 5,833**	**$ 6,212**
Present value of future income tax expense	1,423	2,242	2,575
PV-10 value (before tax) - before adjustment for asset sales	5,859	8,075	8,787
Less: PV-10 value attributable to assets sold			
Gulf of Mexico	-	-	-
Malaysia	474	303	-
Granite Wash	294	305	-
Total PV-10 value attributable to assets sold	768	608	-
PV-10 value (before tax), net of PV-10 value attributable to sold assets	$ 5,091	$ 7,467	$ 8,787

Oil hedging details as of 02/20/15

	Volume/day	Weighted-Average Price			
Period	Bbls	Swaps	Swaps w/ Short Puts[1]	Collars	Collars w/ Short Puts[2]
1Q 2015	8,000	$90.63	—	—	—
	38,500	—	$72.03/90.08	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
2Q 2015	9,000	$90.01	—	—	—
	38,500	—	$72.03/89.96	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
3Q 2015	7,000	$90.00	—	—	—
	41,000	—	$71.65/89.95	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
4Q 2015	1,000	$90.00	—	—	—
	46,500	—	$71.12/90.08	—	—
	2,000	—	—	—	$75.00/90.00-$104.00

[1] Below $72.03 per Bbl for 1Q 2015, $72.03 per Bbl for 2Q 2015, $71.65 per Bbl for 3Q 2015, and $71.12 per Bbl for 4Q 2015, these contracts effectively result in realized prices that are on average $18.05, $17.93, $18.30, and $18.96 per Bbl higher, respectively, than the cash price that otherwise would have been realized.
[2] Below $75.00 in 2015, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

Denotes update

Oil hedging details as of 02/20/15

	Volume/day	Weighted-Average Price			
Period	Bbls	Swaps	Swaps w/ Short Puts[1]	Collars	Collars w/ Short Puts[2]
1Q 2016	33,000 17,000	— —	$73.48/89.97 —	— —	— $75.00/90.00-$96.30
2Q 2016	27,000 19,000	— —	$74.44/89.99 —	— —	— $75.00/90.00-$96.32
3Q 2016	27,000 16,000	— —	$74.44/90.03 —	— —	— $75.00/90.00-$95.98
4Q 2016	23,000 16,000	— —	$74.35/89.90 —	— —	— $75.00/90.00-$95.98
1Q 2017	15,000 13,000	— —	$73.73/89.23 —	— —	— $75.00/90.00-$95.52
2Q 2017	10,000 10,000	— —	$73.10/88.09 —	— —	— $75.00/90.00-$95.69
3Q 2017	13,000 —	— —	$73.08/87.90 —	— —	— —
4Q 2017	11,000 —	— —	$73.09/88.01 —	— —	— —

[1] Below $73.48 per Bbl for 1Q 2016, $74.44 per Bbl for 2Q 2016, $74.44 per Bbl for 3Q 2016, $74.35 per Bbl for 4Q 2016, $73.73 per Bbl for 1Q 2017, $73.10 per Bbl for 2Q 2017, $73.08 per Bbl for 3Q 2017, and $73.09 per Bbl for 4Q 2017, these contracts effectively result in realized prices that are on average $16.49, $15.55, $15.59, $15.55, $15.50, $14.99, $14.82 and $14.92 per Bbl higher, respectively, than the cash price that otherwise would have been realized.

[2] Below $75.00 per Bbl in 2016 and 2017, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

Note: We have entered into swaption contracts that would potentially hedge 732,000 barrels of 2016 production at a swap price of $91.00 if exercised on their expiration date of March 31, 2015. Any future potential settlement value will be excluded herein unless and until the swaptions are exercised.

Oil hedging details as of 02/20/15

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX oil prices.

	Oil Prices							
Period	**$40**	**$50**	**$60**	**$70**	**$80**	**$90**	**$100**	**$110**
1Q 2015	$106	$95	$87	$78	$44	$1	($41)	($84)
2Q 2015	$104	$98	$90	$80	$45	$0	($43)	($88)
3Q 2015	$104	$98	$91	$82	$46	$0	($44)	($90)
4Q 2015	$88	$88	$87	$80	$46	$0	($43)	($88)
1Q 2016	$73	$73	$73	$72	$45	$0	($36)	($81)
2Q 2016	$64	$64	$64	$64	$42	$0	($31)	($73)
3Q 2016	$61	$61	$61	$61	$40	$0	($31)	($70)
4Q 2016	$55	$55	$55	$55	$36	$0	($27)	($63)
1Q 2017	$38	$38	$38	$38	$24	($1)	($20)	($45)
2Q 2017	$27	$27	$27	$27	$16	($2)	($15)	($33)
3Q 2017	$18	$18	$18	$18	$9	($3)	($14)	($26)
4Q 2017	$15	$15	$15	$15	$8	($2)	($12)	($22)

Gas hedging details as of 02/20/15

	Volume/day	Weighted-Average Price			
Period	MMBtus	Swaps	Swaps w/ Short Puts	Collars	Collars w/ Short Puts
1Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
2Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
3Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
4Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
1Q 2016	30,000	—	—	$4.00 - $4.54	—
2Q 2016	30,000	—	—	$4.00 - $4.54	—
3Q 2016	30,000	—	—	$4.00 - $4.54	—
4Q 2016	30,000	—	—	$4.00 - $4.54	—

Note: We have entered into swaption contracts that would potentially hedge 14.64 MMMBTU of 2016 production at a swap price of $4.10 if exercised on their expiration date of June 30, 2015. Any future potential settlement value will be excluded herein unless and until the swaptions are exercised.

Gas hedging details as of 02/20/15

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX gas prices.

	Gas Prices				
Period	**$2**	**$3**	**$4**	**$5**	**$6**
1Q 2015	$46	$24	$3	($11)	($33)
2Q 2015	$46	$25	$3	($11)	($33)
3Q 2015	$47	$25	$3	($12)	($34)
4Q 2015	$47	$25	$3	($12)	($34)
1Q 2016	$5	$3	$0	($1)	($4)
2Q 2016	$5	$3	$0	($1)	($4)
3Q 2016	$6	$3	$0	($1)	($4)
4Q 2016	$6	$3	$0	($1)	($4)

Forward looking statements and related matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “intend”, “plan”, “expect”, “guidance”, “potential” or other similar expressions are intended to identify forward-looking statements. Other than historical facts included in this presentation, all information and statements, such as information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although as of the date of this presentation Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, commodity prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, our liquidity and the availability of capital resources, labor conditions, severe weather conditions, China and U.S. governmental regulations and other operating risks. Please see Newfield’s 2014 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield’s SEC filings could also have material adverse effects actual results. Readers are cautioned not to place undo reliance on forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements.

Cautionary Note to Investors – Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms. Actual quantities that may be ultimately recovered from Newfield’s interests may differ substantially from the estimates in this presentation. Factors affecting ultimate recovery include the scope of Newfield’s ongoing drilling program, which will be directly affected by commodity prices, the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Newfield may use terms in this presentation, such as “resources”, “net resources”, “net discovered resources”, “net unrisked drilling resource”, “net lower-risked captured resources”, “net risked captured resources”, “gross resources”, “gross resource potential”, “gross unrisked resource potential”, “gross unrisked resources”, and similar terms that the SEC’s guidelines strictly prohibit in SEC filings. These terms include reserves with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such reserve numbers. Investors are urged to consider closely the oil and gas disclosures in Newfield’s 2014 Annual Report on Form 10-K, available at www.newfield.com, www.sec.gov or by writing Newfield at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations.